STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Income V.I.S. Fund

(the “Fund”)

Supplement dated January 10, 2018 to the Prospectus

dated May 1, 2017, as supplemented

Effective immediately, Matthew Nest has replaced William Healey as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

On page 21 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Mark H. Johnson, CFA	9 years	Senior Managing Director at State Street Global Advisors (“SSGA”)
Matthew Nest	Less than 1 year	Managing Director at SSGA

On page 49 of the Prospectus, the fifth paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street Income V.I.S. Fund is co-managed by Mark H. Johnson and Matthew Nest. Messrs. Johnson and Nest are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other, they are highly collaborative and communicative.

On page 50 of the Prospectus, the sixth paragraph of the sub-section entitled “Portfolio Management Biographies” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

Matthew Nest is a Managing Director of SSGA and Global Head of Macro Strategies. In that capacity, he is responsible for global interest rate and currency portfolio management. Prior to joining SSGA, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a BS in Economics from Arizona State University and an MBA from the University of Chicago’s Booth School of Business. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute.

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